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                Schedules to Marketing Transition Agreements



















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                                                                    Exhibit 10.7

                                                                      Schedule 2

                Bell Atlantic Network Systems (Bermuda) Limited
                               Transition Expenses

                                      Bermuda   Hong Kong    Amsterdam     Middle East     Americas       Subiness Dev.       Toal
Office Leases Termination             114,134    127,639        46,676                                                      288,449
Apartment Termination                  17,350                                               12,036            9,639          39,025
Resident Staff Cost & Benefits        187,246     39,806                                                                    227,052
Consultants                           266,819    220,317       298,067        119,625       81,666                          986,492
Loss on Disposal of Fixed Assets      193,601     27,018        34,237                       1,352            2,780         261,988
Transition of Documents                 3,000      2,000         5,000                                                       10,000
Electronic Data Transfer                5,000                                                                                 5,000
Legal Costs                                                                                                                       0
Storage                                                                                                                           0
Other                                                                                                                             0

Total                                 787,148    416,780       383,980        119,625       95,054           12,419       1,818,006

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                                                                      Schedule 3

                                 Extended Sales

Americas Region
     WXNET
     Teleglobe
     WorldCom/MCI
     AT&T
     Inter Media
     Viatel
     PSI Net

Europe Region
     SITA
     Global One

Asia-Pacific Region
     China Tel
     NTT